PGFM Draft
                                                                 August 15, 2002

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made as of the ___ day of __________, 2002, by and among NEIGHBORS BANCSHARES, INC., a bank holding company incorporated under the laws of the State of Georgia (the "Company"); NEIGHBORS BANK, a proposed state bank being organized under the laws of the State of Georgia (the "Bank")
(collectively, the Company and the Bank are referred to hereinafter as the "Employer"); and PHILLIP L. BALDWIN, a resident of the State of Georgia (the "Executive").

                                    RECITALS:

     The  Employer  desires  to  employ  the  Executive  as  President and Chief
Executive Officer of the Company and the Bank and the Executive desires to accept such employment.

     In consideration of the above premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

1.     DEFINITIONS.  Whenever  used  in  this Agreement, the following terms and
       -----------
their  variant  forms  shall  have  the  meaning  set  forth  below:

     1.1     "AGREEMENT" shall mean this Agreement and any exhibits incorporated
              ---------
herein together with any amendments hereto made in the manner described in this Agreement.

     1.2     "AREA"  shall  mean  the  geographic  area within the boundaries of
              ----
Interstate 75 to the west, Interstate 85 to the east, Interstate 285 to the south and a line running horizontally from Interstate 75 to Interstate 85, which line intersects with the northernmost city limit of Jasper, Georgia, to the north. It is the express intent of the parties that the Area as defined herein is the area where the Executive performs services on behalf of the Employer under this Agreement as of the Effective Date.

     1.3     "BUSINESS OF THE EMPLOYER" shall mean the business conducted by the
              ------------------------
Employer,  which  is  the  business  of  commercial  banking.

     1.4     "CAUSE"  shall  mean:
              -----

               1.4.1     With  respect  to  termination  by  the  Employer:

                    (a) A material breach of the terms of this Agreement by the Executive, including, without limitation, failure by the Executive to perform his duties and responsibilities in the manner and to the extent required under this Agreement, which remains uncured after the expiration of fifteen (15) days following the delivery of written notice of such breach to the Executive by the Employer. Such notice shall (i) specifically identify the duties that the Board of Directors of either the Company or the Bank believes the Executive has failed to perform, (ii) state the facts upon which such Board of Directors made such determination, and (iii) be approved by a resolution passed by two-thirds (2/3) of the directors then in office;

                    (b) Conduct by the Executive that amounts to fraud, dishonesty, disloyalty or willful misconduct in the performance of his duties and responsibilities hereunder;

                    (c) Arrest for, charged in relation to (by criminal information, indictment or otherwise), or conviction of the Executive during the Term of a crime involving breach of trust or moral turpitude or any felony;

                    (d) Conduct by the Executive that amounts to gross and willful insubordination or inattention to his duties and responsibilities hereunder; or

                    (e) Conduct by the Executive that results in removal from his position as an officer or executive of the Employer pursuant to a written order by any regulatory agency with authority or jurisdiction over the Employer.

               1.4.2 With respect to termination by the Executive, a material diminution in the powers, responsibilities or duties of the Executive hereunder or a material breach of the terms of this Agreement by the Employer, which remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to the Employer by the Executive.

          1.5     "CHANGE  OF  CONTROL"  means  any one of the following events:
                   -------------------

                    (a) the acquisition by any person or persons acting in concert of the then outstanding voting securities of either the Company or the Bank if, after the transaction, the acquiring person or persons owns controls or holds the power to vote fifty percent (50%) or more of any class of voting securities of the Company or the Bank;

                    (b) within any twelve-month period (beginning on or after the Effective Date), the persons who were directors of either the Company or the Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of such Board of Directors; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to such Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

                    (c) a reorganization, merger or consolidation, with respect to which persons who were the stockholders of either the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the


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
     election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

                    (d) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

     1.6     "CONFIDENTIAL  INFORMATION"  means data and information relating to
              -------------------------
the business of the Employer (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Executive or of which the Executive became aware as a consequence of or through the Executive's relationship to the Employer and which has value to the Employer and is not generally known to its competitors. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Employer (except where such public disclosure has been made by the Executive without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

     1.7     "DISABILITY"  shall  mean the inability of the Executive to perform
              ----------
each of his material duties under this Agreement for a period of three (3) consecutive months as certified by a physician chosen by the Employer and reasonably acceptable to the Executive.

     1.8     "EFFECTIVE  DATE"  shall mean the date the Bank opens for business.
              ---------------

     1.9     "EMPLOYER  INFORMATION"  means  Confidential  Information and Trade
              ---------------------
Secrets.

     1.10     "INITIAL  TERM"  shall  mean that period of time commencing on the
               -------------
Effective Date and running until the earlier of the close of business on the last business day immediately preceding the third anniversary of the Effective Date or any earlier termination of employment of the Executive under this Agreement as provided for in Section 3.

     1.11     "TERM"  shall  mean  the  Initial  Term and all subsequent renewal
               ----
periods.

     1.12     "TRADE  SECRETS"  means  Employer  information  including, but not
               --------------
limited to, technical or nontechnical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which:

               (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

               (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

2.     DUTIES.
       ------

     2.1     POSITION.  The  Executive  is  employed  as  President  and  Chief
             --------
Executive Officer of the Company and the Bank and, subject to the direction of the Board of Directors of the Company


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
and the Bank or the applicable Board's designee(s), shall perform and discharge well and faithfully the duties and responsibilities of the Executive as set forth on Exhibit "A" attached hereto. The Executive shall also perform such
           ------------
additional duties that may be assigned to him from time to time by the Boards of Directors of the Company and the Bank only after such Boards of Directors have solicited the reasonable opinion of the Executive with respect to those additional duties. The Executive shall perform the duties required under the Agreement at the principal offices of the Bank.

     2.2     FULL-TIME  STATUS.  In  addition to the duties and responsibilities
             -----------------
specifically assigned to the Executive pursuant to Section 2.1 hereof, the Executive shall:

               (a) devote substantially all of his time, energy and skill during regular business hours to the performance of the duties of his employment (reasonable vacations and reasonable absences due to illness excepted) and faithfully and industriously perform such duties;

               (b) diligently follow and implement all reasonable and lawful management policies and decisions communicated to him by the Board of Directors of either the Company or the Bank; and

               (c) timely prepare and forward to the Board of Directors of either the Company or the Bank all reports and accountings as may be requested of the Executive.

          2.3     PERMITTED  ACTIVITIES.  The  Executive shall devote his entire
                  ---------------------
business time, attention and energies to the Business of the Employer and shall not during the Term be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage, but this shall not be construed as preventing the Executive from:

               (a) investing his personal assets in businesses which (subject to clause (b) below) are not in competition with the Business of the Employer and which will not require any services on the part of the Executive in their operation or affairs and in which his participation is solely that of an investor;

               (b) purchasing securities in any corporation, the securities of which are regularly traded provided that such purchase shall not result in him collectively owning beneficially at any time five percent (5%) or more of the equity securities of any business in competition with the Business of the Employer; and

               (c) participating in civic and professional affairs and organizations and conferences, preparing or publishing papers or books or teaching so long as the Board of Directors of either the Company or the Bank approves in writing of such activities prior to the Executive's engaging in them.

     Notwithstanding the provisions of this Section 2.3, the Executive shall be permitted to engage in business activities associated with the business of Atlanta East Cobb, Inc. (doing


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
business as Keller Williams Realty) and Phil and Brenda Baldwin, Inc. (doing business as Keller Williams Realty)

3.     TERM  AND  TERMINATION.
       ----------------------

     3.1     TERM.     This  Agreement  shall  remain  in  effect  for the Term.
             ----
Commencing with the first day of the Initial Term, the Term shall renew each day such that the Term remains a three-year term from day-to-day thereafter unless any party gives written notice to the others of its or his intent that the automatic renewals shall cease. In the event such notice of non-renewal is properly given, this Agreement and the Term shall expire on the third (3rd) anniversary of the thirtieth (30th) day following the date such written notice is received.

     3.2     TERMINATION.  During  the  Term,  the  employment  of the Executive
             -----------
under  this  Agreement  may  be  terminated  only  as  follows:

          3.2.1     By  the  Employer:

               (a) For Cause, upon written notice to the Executive pursuant to Section 1.4.1 hereof, in which event the Employer shall have no further obligation to the Executive except for the payment of any amounts due and owing under Section 4 on the effective date of termination;

               (b) Without Cause at any time, provided that the Employer shall give the Executive thirty (30) days' prior written notice of its intent to terminate, in which event the Employer shall be required to continue to meet its obligations to the Executive under Section 4.1 for six (6) months following the termination; or

               (c) Upon the Disability of the Executive at any time, provided that the Employer shall give the Executive thirty (30) days' prior written notice of its intent to terminate, in which event, for six (6) months following the date of termination or until the Executive begins receiving payments under the Company's long-term disability policy, whichever occurs first, the Employer shall be required to continue to meet its obligations under Sections 4.1.

          3.2.2     By  the  Executive:

               (a) For Cause, upon written notice to the Employer pursuant to Section 1.4.2 hereof, in which event the Employer shall be required to continue to meet its obligations under Section 4.1 for six (6) months; or

               (b) Without Cause, provided that the Executive shall give the Employer sixty (60) days' prior written notice of his intent to terminate, in which event the Employer shall have no further obligation to the Executive except for payment of any amounts due and owing under Section 4 on the effective date of the termination.


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
          3.2.3     At  any  time upon mutual, written agreement of the parties.

          3.2.4 Notwithstanding anything in this Agreement to the contrary, the Term shall end automatically upon the Executive's death.

     3.3     CHANGE OF CONTROL.  If the Executive terminates his employment with
             -----------------
the Employer under this Agreement for Cause or the Employer terminates Executive's employment without Cause within six (6) months following a Change in Control, the Executive, or in the event of his subsequent death, his designated beneficiaries or his estate, as the case may be, shall receive, as liquidated damages, in lieu of all other claims, a severance payment equal to one (1) times the Executive's then current Base Salary, to be paid in full on the last day of the month following the date of termination. In no event shall the payment(s) described in this Section 3.3 exceed the amount permitted by Section 280G of the Internal Revenue Code, as amended (the "Code"). Therefore, if the aggregate present value (determined as of the date of the Change of Control in accordance with the provisions of Section 280G of the Code) of both the severance payment and all other payments to the Executive in the nature of compensation which are contingent on a change in ownership or effective control of the Company or the Bank or in the ownership of a substantial portion of the assets of the Company or the Bank (the "Aggregate Severance") would result in a "parachute payment," as defined under Section 280G of the Code, then the Aggregate Severance shall not be greater than an amount equal to 2.99 multiplied by Executive's "base amount" for the "base period, " as those terms are defined under Section 280G of the Code. In the event the Aggregate Severance is required to be reduced pursuant to this Section 3.3, the Executive shall be entitled to determine which portions of the Aggregate Severance are to be reduced so that the Aggregate Severance satisfies the limit set forth in the preceding sentence. Notwithstanding any provision in this Agreement, if the Executive may exercise his right to terminate employment under this Section 3.3 or under Section
3.2.2(a),  the  Executive  may  choose  which  provision  shall  be  applicable.

     3.4     EFFECT  OF  TERMINATION.  Upon  termination  of  the  Executive's
             -----------------------
employment hereunder for any reason, the Employer shall have no further obligations to the Executive or the Executive's estate with respect to this Agreement, except for the payment of any amounts accrued or otherwise due and owing under Section 4 hereof and unpaid as of the effective date of the termination of employment and payments set forth in Sections 3.2.1(b) and (c),
Section  3.2.2(a),  or  Section  3.3  as  applicable.

4.     COMPENSATION.  The  Executive  shall  receive  the  following  salary and
       ------------
benefits  during  the  Term,  except  as  otherwise  provided  below:

     4.1     BASE  SALARY.  The Executive shall be compensated at an annual base
             ------------
rate of $150,000 (the "Base Salary"). The obligation for payment of Base Salary shall be apportioned between the Company and the Bank as they may agree from time to time in their sole discretion. The Executive's Base Salary shall be reviewed by the Board of Directors of the Company and the Bank at least annually, and the Executive shall be entitled to receive annually an increase in such amount, if any, as may be determined by the Board of Directors of the Company or the Bank based on their respective evaluation of the Executive's performance. Base Salary shall be payable in accordance with the Employer's normal payroll practices.


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
     4.2     INCENTIVE COMPENSATION.  The Executive shall be eligible to receive
             ----------------------
annual bonus compensation, if any, as may be determined by the Board of Directors of the Company or the Bank pursuant to any incentive compensation program as may be adopted from time to time by the Employer.

     4.3     STOCK  AWARDS.  The  Executive  shall be granted a restricted stock
             -------------
award for a number of the Company's common stock equal to three percent (3%) of the shares of stock sold in the Company's initial public offering. The award will become vested and exercisable in one-third (1/3) increments, commencing on the first anniversary of the Effective Date and continuing for the next two successive anniversaries. In addition, the Executive shall be granted a supplemental restricted stock award for a number of the Company's common stock equal to two percent (2%) of the shares of stock sold in the Company's initial public offering; provided, however, that the number of shares subject to such award shall vest, in whole or in part, only upon the Executive's satisfaction of performance goals determined by the Board of Directors of the Company.

     4.4     AUTOMOBILE.  Beginning  as of the Effective Date, the Employer will
             ----------
provide the Executive with a monthly automobile allowance not to exceed $750 per month. The Employer will pay expenses associated with the operation, maintenance, repair and insurance for the automobile. Not less frequently than once annually, the Executive will make a good faith allocation between business and personal use of such vehicle as required by Internal Revenue Service guidelines.

     4.5     BUSINESS  EXPENSES;  MEMBERSHIPS.  The Employer specifically agrees
             --------------------------------
to  reimburse  the  Executive  for:

          (a) reasonable and necessary business (including travel) expenses incurred by him in the performance of his duties as approved by the Board of Directors of either the Company or the Bank;

          (b) the reasonable dues and business related expenditures associated with membership in a local country club as selected by the Executive, but not to exceed $200 per month; and

          (c) the reasonable dues and business related expenditures associated with membership in trade and professional associations, as are mutually agreed upon by the Executive and the Employer, which are commensurate with the Executive's position;

provided, however, that the Executive shall, as a condition of any reimbursement, submit verification of the nature and amount of such expenses in accordance with reimbursement policies from time to time adopted by the Employer and in sufficient detail to comply with rules and regulations promulgated by the Internal Revenue Service.

     4.6     VACATION.  On  a  non-cumulative  basis,  the  Executive  shall  be
             --------
entitled to four (4) weeks of vacation in each successive twelve-month period during the Term, during which his compensation shall be paid in full. Beginning on the third anniversary of the Effective Date, the


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
Executive will receive one additional day of vacation for each year of employment completed after the third anniversary of the Effective Date, provided; however, that the Executive's annual vacation may not exceed six (6) weeks in any twelve-month period during the Term.

     4.7     BENEFITS.  In  addition  to  the benefits specifically described in
             --------
this Agreement, the Executive shall be entitled to such benefits as may be available from time to time to executives of the Employer similarly situated to the Executive. All such benefits shall be awarded and administered in accordance with the Employer's standard policies and practices. Such benefits may include, by way of example only, profit-sharing plans, retirement or investment funds, dental, health, life and disability insurance benefits, sick leave and such other benefits as the Employer deems appropriate.

     4.8     WITHHOLDING.  The  Employer  may  deduct  from  each  payment  of
             -----------
compensation hereunder all amounts required to be deducted and withheld in accordance with applicable federal and state income, FICA and other withholding requirements.

5.     BANK  INFORMATION.
       -----------------

     5.1     OWNERSHIP  OF BANK INFORMATION.   All Employer Information received
             ------------------------------
or developed by the Executive while employed by the Employer will remain the sole and exclusive property of the Employer.

     5.2     OBLIGATIONS  OF  THE  EXECUTIVE.  The  Executive  agrees:
             -------------------------------

          (a)     to  hold  Employer  Information  in  strictest  confidence;

          (b) not to use, duplicate, reproduce, distribute, disclose or otherwise disseminate Employer Information or any physical embodiments of Employer Information; and

          (c) in any event, not to take any action causing or fail to take any action necessary in order to prevent any Employer Information from losing its character or ceasing to qualify as Confidential Information or a Trade Secret.

In the event that the Executive is required by law to disclose any Employer Information, the Executive will not make such disclosure unless (and then only to the extent that) the Executive has been advised by independent legal counsel that such disclosure is required by law and then only after prior written notice is given to the Employer when the Executive becomes aware that such disclosure has been requested and is required by law. This Section 5 shall survive for a period of two (2) years following termination of this Agreement for any reason with respect to Confidential Information, and shall survive termination of this Agreement for any reason for so long as is permitted by applicable law, with respect to Trade Secrets.

     5.3     DELIVERY  UPON  REQUEST  OR  TERMINATION.  Upon  request  by  the
             ----------------------------------------
Employer, and in any event upon termination of his employment with the Employer, the Executive will promptly


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
deliver to the Employer all property belonging to the Employer, including, without limitation, all Employer Information then in his possession or control.

6.     NON-COMPETITION.  The  Executive agrees that during his employment by the
       ---------------
Employer  hereunder  and,  in  the  event  of  his  termination:

     -    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(a),
     -    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     -    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twenty-four (24) months thereafter, or in the event of the Executive's termination by the Employer without Cause pursuant to Section 3.2.1(b), for six (6) months thereafter, he will not (except on behalf of or with the prior written consent of the Employer), within the Area, either directly or indirectly, on his own behalf or in the service or on behalf of others, as an executive employee or in any other capacity which involves duties and responsibilities similar to those undertaken for the Employer (including as an organizer or proposed executive officer of a new financial institution), engage in any business which is the same as or essentially the same as the Business of the Employer.

7.     NON-SOLICITATION  OF  CUSTOMERS.  The  Executive  agrees  that during his
       -------------------------------
employment by the Employer hereunder and, in the event of his termination:

     -    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(a),
     -    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     -    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twenty-four (24) months thereafter, or in the event of the Executive's termination by the Employer without Cause pursuant to Section 3.2.1(b), for six (6) months thereafter, he will not (except on behalf of or with the prior written consent of the Employer), within the Area, on his own behalf or in the service or on behalf of others, solicit, divert or appropriate or attempt to solicit, divert or appropriate, any business from any of the Employer's customers, including prospective customers actively sought by the Employer, with whom the Executive has or had material contact during the last two (2) years of his employment, for purposes of providing products or services that are competitive with those provided by the Employer.

8.     NON-SOLICITATION  OF  EMPLOYEES.  The  Executive  agrees  that during his
       -------------------------------
employment by the Employer hereunder and, in the event of his termination:

     -    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(a),
     -    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     -    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twenty-four (24) months thereafter, or in the event of the Executive's termination by the Employer without Cause pursuant to Section 3.2.1(b), for six (6) months thereafter, he will not, within the Area, on his own behalf or in the service or on behalf of others, solicit, recruit or hire away or attempt to solicit, recruit or hire away, any employee of the Employer, whether or not:

     - such employee is a full-time employee or a temporary employee of the Employer,
     -    such  employment  is  pursuant  to  written  agreement,  or
     -    such  employment  is  for  a  determined  period  or  is  at  will.

9.     REMEDIES.  The  Executive agrees that the covenants contained in Sections
       --------
5 through 8 of this Agreement are of the essence of this Agreement; that each of the covenants is reasonable and necessary to protect the business, interests and properties of the Employer, and that irreparable loss and damage will be suffered by the Employer should he breach any of the covenants. Therefore, the Executive agrees and consents that, in addition to all the remedies provided by law or in equity, the Employer shall be entitled to a temporary restraining order and temporary and permanent injunctions to prevent a breach or contemplated breach of any of the covenants. The Employer and the Executive agree that all remedies available to the Employer or the Executive, as applicable, shall be cumulative.

10.     SEVERABILITY.  The parties agree that each of the provisions included in
        ------------
this Agreement is separate, distinct and severable from the other provisions of this Agreement and that the invalidity or unenforceability of any Agreement provision shall not affect the validity or enforceability of any other provision of this Agreement. Further, if any provision of this Agreement is ruled invalid or unenforceable by a court of competent jurisdiction because of a conflict between the provision and any applicable law or public policy, the provision shall be redrawn to make the provision consistent with, and valid and enforceable under, the law or public policy.

11.     NO SET-OFF BY THE EXECUTIVE.  The existence of any claim, demand, action
        ---------------------------
or cause of action by the Executive against the Employer whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Employer of any of its rights hereunder.

12.     NOTICE.  All  notices  and  other  communications  required or permitted
        ------
under this Agreement shall be in writing and shall be delivered by hand or, if mailed, shall be sent via the United States Postal Service, certified mail, return receipt requested or by overnight courier. All notices hereunder may be delivered by hand or overnight courier, in which event the notice shall be deemed effective when delivered. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

      (i)      If  to  the  Company,  to  it  at:

               Neighbors  Bancshares,  Inc.
               11285  Elkins  Road
               Building  E
               Roswell,  GA  30076

     (ii)      If to the Bank, to it at:

               Neighbors  Bank
               2320  Old  Milton  Parkway
               Alpharetta,  GA  30004

     (iii)     If to the Executive, to him at:

               ---------------------------------

               ---------------------------------

Any party hereto may change his or its address by advising the others, in writing, of such change of address.

13.     ASSIGNMENT.  Neither  party hereto may assign or delegate this Agreement
        ----------
or any of its rights and obligations hereunder without the written consent of the other party to this Agreement.

14.     WAIVER.  A  waiver  by one party to this Agreement of any breach of this
        ------
Agreement by the other party to this Agreement shall not be effective unless in writing, and no waiver shall operate or be construed as a waiver of the same or another breach on a subsequent occasion.

15.     ARBITRATION.  Any  controversy  or  claim  arising out of or relating to
        -----------
this contract, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered only in a state court of Fulton County or the federal court for the Northern District of Georgia. The Employer and the Executive agree to share equally the fees and expenses associated with the arbitration proceedings.
EXECUTIVE  MUST  INITIAL  HERE:_______.

16.     ATTORNEYS'  FEES.  In the event that the parties have complied with this
        ----------------
Agreement with respect to arbitration of disputes and litigation ensues between the parties concerning the enforcement of an arbitration award, the party prevailing in such litigation shall be entitled to receive from the other party all reasonable costs and expenses, including without limitation attorneys' fees, incurred by the prevailing party in connection with such litigation, and the other party shall pay such costs and expenses to the prevailing party promptly upon demand by the prevailing party.

17.     APPLICABLE  LAW.  This  Agreement  shall be construed and enforced under
        ---------------
and  in  accordance  with  the  laws  of  the  State  of  Georgia.

18.     INTERPRETATION.  Words  importing any gender include all genders.  Words
        --------------
importing the singular form shall include the plural and vice versa. The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms refer to this Agreement. Any captions, titles or headings preceding the text of any article, section or subsection herein are solely for convenience of reference and shall not constitute part of this Agreement or affect its meaning, construction or effect.

19.     ENTIRE  AGREEMENT.  This  Agreement  embodies  the  entire  and  final
        -----------------
agreement of the parties on the subject matter stated in this Agreement. No amendment or modification of this Agreement shall be valid or binding upon the Employer or the Executive unless made in writing and signed by both parties. All prior understandings and agreements relating to the subject matter of this Agreement are hereby expressly terminated.

20.     RIGHTS  OF  THIRD  PARTIES.  Nothing  herein expressed is intended to or
        --------------------------
shall be construed to confer upon or give to any person, firm or other entity, other than the parties hereto and their permitted assigns, any rights or remedies under or by reason of this Agreement.

21.     SURVIVAL.  The  obligations  of the Executive pursuant to Sections 5, 6,
        --------
7, 8 and 9 shall survive the termination of the employment of the Executive hereunder for the period designated under each of those respective sections.

22.     JOINT  AND  SEVERAL.  The obligations of the Company and the Bank to the
        -------------------
Executive  hereunder  shall  be  joint  and  several.



                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Employer and the Executive have executed and delivered this Agreement as of the date first shown above.


                              NEIGHBORS  BANCSHARES,  INC.


                              By:
                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Print  Name

                                   -------------------------------------------
                                   Title



                              NEIGHBORS  BANK


                              By:
                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Print  Name

                                   -------------------------------------------
                                   Title




                              ------------------------------------------------
                              PHILLIP  L.  BALDWIN

                              Date:
                                   -------------------------------------------

                                   EXHIBIT "A"
                                   -----------

                             DUTIES OF THE EXECUTIVE
                             -----------------------


                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

Function:
---------

The President and Chief Executive Officer has overall responsibility for the leadership of the Employer. He is responsible for all activities to insure that the Company and the Bank are run a safe and sound manner while maximizing the return to the shareholders and meeting the needs of their various constituencies (shareholders, Boards of Directors, customers, employees, regulators and the communities served by the Company and the Bank).

Required  Qualifications:
------------------------

     - Minimum of five years' experience as president of a bank in Georgia. If the bank was not in the Atlanta area, the individual must have a demonstrable familiarity and knowledge of unique issues and problems associated with banking in the Atlanta metropolitan area.

     - A strong communicator, the individual must be a good listener who possesses effective presentation skills and can deliver insightful messages to external and internal audiences. Must have proven effectiveness in written and verbal communication.

     - Demonstrated ability to work collaboratively with internal and external constituencies.

     -    Knowledge  of  evolving  changes  and  issues  in  banking.

     - A "hands-on", collaborative, and resourceful manager, who is very comfortable taking an established start-up through multiple levels of its life cycle.

     -    High  ethical  standards  and  professional  integrity  are  a  must.

Principal  Accountabilities:
---------------------------

     - Develops and implements the overall business strategy of the Company and the Bank. Responsible for the planning, implementation and control of short and long term goals, as well as strategic plans to implement these goals.

     - Helps the Boards of Directors of the Company and the Bank define the specific corporate culture characteristics needed to fulfill their missions.

     - Manages and directs the Company and Bank toward their primary objectives, based on profit and return on capital, by performing the duties personally or through subordinate managers.

     - Establishes current and long-range objectives, plans and policies, subject to approval by the Boards of Directors of the Company and the Bank. Educates employees on these objectives, plans and policies and monitor their performance against the objectives, plans and policies.

     - Provides leadership and direction in establishing, implementing, monitoring, and achieving the goals and directives set forth in the annual business plan.

     - Directs activities of the senior management staff to ensure the implementation of the strategic plan.

     - Ensures fiscal integrity by directing the implementation of an operational budget consistent with the overall strategic plan. Directs resource allocation to promote effective utilization of all resources and provides for internal controls which protect human, physical, financial and information resources.

     - Works closely with the Chief Financial Officer to insure appropriate financial reporting and ensures that proper accounting procedures are utilized.

     - Works closely with the Senior Lending Officer to monitor quality of loan portfolio and guidelines approved by the Board of Directors of the Bank.

     - Originates and approves loans, acting within the approved loan limits and guidelines approved by the Board of Directors of the Bank.

     - Establishes information and support systems to facilitate the delivery of quality banking services.

     - Directs the implementation of appropriate human resource policies and programs that provide a positive work environment and the necessary incentives for the recruitment and retention of high quality employees. Ensures each employee has clarity of job responsibilities and defined standards and goals.

     - Develops and reviews all information presented to the Boards of Directors. Presents proposals for change, growth, or development and keeps members of the Boards of Directors informed on the status of activities.

     - Responds to the community's need for quality banking services by monitoring the adequacy of the Company's and Bank's activities, performing necessary administrative functions relating to performance improvement and assisting the Boards of Directors and employee efforts to achieve and maintain the desired standards of performance.

     - Provides active leadership in the development and implementation of an effective Community Reinvestment Act ("CRA") program including active involvement in ascertaining the community's credit needs.

     - Attends all meetings of the governing body, serves on committees of the Boards of Directors, presents to the governing bodies or their authorized committees periodic reports reflecting the operations, long and short term plans, professional services and financial activities of the Company and Bank and other special reports as necessary.

     - Ensures compliance with all applicable law and regulations governing banking institutions and with all appropriate regulatory agencies by continually monitoring the operation of services and programs and initiating changes as necessary.

     - Maintains active involvement in business development activities to solicit and maintain sufficient business to meet or exceed established goals.

     - Represents the Company and Bank in their relationships to the community and with other banks and associations. Encourages the integration of the Company and Bank with the local community and works to achieve a favorable attitude toward the Company and Bank among its various publics by establishing and maintaining effective communications and public relations programs.

     - Represents the shareholders' interests by working closely with local investors, media and public relations firms to tell the Company's and Bank's "story" about their successes on a regular basis, through press releases, presenting their stories at conferences, meetings and seminars and on the website for the Company and Bank.